Exhibit 10.24

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

3rd Supplemental Agreement

of

Sublease Agreement from 12.12.2012/14.01.2013

between

University Medical Center of the Johannes Gutenberg University of Mainz,

55131 Mainz, Langenbeckstraße 1,

represented by

the chairman of the executive board and the Medical Director, [***]

the Scientific Director, [***] as well as

the Commercial Director [***]

(hereafter called “Unimedizin”)

and

BioNTech AG

An der Goldgrube 12

55131 Mainz

(hereafter called “Biontech”)

regarding

the building, with laboratory and administration facilities, at An der Goldgrube 12 in 55131 Mainz

The contract parties agree to supplement the sublease agreement from 12.12.2012/ 14.01.2013, last amended with the 1st supplementary agreement from 09.07.2014 and the 2nd supplementary agreement from 02.06.2015/ 08.06.2015 (hereafter together called “sublease agreement”) with the following:

The owner of the building, Santo Service GmbH, formerly SANIPharma GmbH, has erected a four-storey extension (ground floor to 3rd floor) in a second building section on the basement of the east wing already erected in the first building section. As per the existing and approved planning application this extension consists of a laboratory and office facilities. The development of access roads and the supply of media such as electricity, heat, water etc. is realised via the existing building section. Unimedizin intends to additionally lease these new lease areas from Santo Services GmbH and to sublet these to Biontech with this addendum.

Ganymed Pharmaceuticals GmbH, formerly Ganymed Pharmaceuticals AG (hereafter called “Ganymed”) as well as Unimedizin and Biontech have also agreed in a termination agreement with effect from 01.11.2017 that the sublease agreement between Ganymed and Unimed will end on 01.11.2017 and Biontech will take over the facilities sublet by Ganymed. Unimedizin therefore intends to sublet all areas currently leased by Ganymed to Biontech with this addendum as well, so that Biontech is the sole subtenant for the building with laboratory and administration facilities at An der Goldgrube 12 in 55131 Mainz.

The parties wish to agree the subletting period anew for the entire lease object with this addendum.

1.

The regulations stipulated in the sublease agreement continue to apply without limitation with the exception of the newly agreed term according to point 2 below. Apart from that this addendum extends the sublease agreement by the newly added lease areas.

2.	Section 4 no. 3 of the sublease agreement is herewith replaced as follows:

The sublease relationship is limited to a period of ten years starting from 01.11.2017. Biontech is granted the option to extend the sublease agreement three times, twice by a respective 5 years each, and a third option ending on 20.04.2039. Exercising the option must be declared in writing at least 18 months prior to expiry of the (possibly extended) lease agreement in writing in each case. The receipt of the declaration by Unimedizin is crucial for compliance with this deadline.

Section 4 para. 2 of the sublease agreement is deleted without replacement by ending the lease agreement between Ganymed and Unimedizin.

Should the financial managers revise the economic allocation of the lease object for taxation purposes in such a way that Biontech is considered the economic owner, the contract partners and Santo Services GmbH are bound to negotiate a regulation that will not lead to disadvantages or advantages for the contract parties.

3.	The lease areas in the sense of Section 1 point 1 of the sublease agreement, last amended with the 2nd supplementary agreement from 02.06.2015/ 08.06.2015, apply as follows from 01.11.2017:

Office areas	1,863 m2
Laboratory areas	4,194 m2
Archive and storage areas	379 m2
Animal accommodation areas	679 m2
Specialist laboratories and animal laboratories	1,304 m2
Conference rooms	132 m2
Common lease facilities and traffic areas	865 m2
Parking spaces	76 spaces

The calculation of the provisional lease areas is carried out according to the plans generated by Architekturbüro Ries und Ries, enclosed as Appendix 1.1. Following completion of the building the actual lease areas will be calculated exactly by an officially appointed surveyor according to GIF (Section 1 no. 1 lease agreement) and submitted.

4.	The rent according to Section 6 no. 1 of the sublease agreement, last amended with the with the [sic] 2nd supplementary agreement from 02.06.2015/ 08.06.2015, will now be, from 01.11.2017:

Utilisation units	Price/ m2		Area in m2		Price per utilisation area
Office areas	[	***]	1,863 m	[2]	[	***]
Laboratory areas	[	***]	4,194 m	[2]	[	***]
Archive and storage areas	[	***]	379 m	[2]	[	***]
Animal accommodation areas	[	***]	679 m	[2]	[	***]
Specialist laboratories and animal laboratories	[	***]	1,304 m	[2]	[	***]
Conference rooms	[	***]	132 m	[2]	[	***]
Common lease facilities and traffic areas	[	***]	865 m	[2]	[	***]

Parking spaces	[	***]	76 spaces		[	***]
Sub-total					[	***]
Surcharge 1%					[	***]
Total monthly rent					[	***]

5.	The size of the security deposit according to Section 20 para. 2 of the sublease agreement is adjusted to the sum of 3 monthly rent payments of the currently agreed monthly rent listed under point 5.

6.	The 2nd building section will be completed in August 2017.

7.

Handover of the rooms of the east wing will take place following completion and will be recorded in a handover protocol. The date of the handover will be agreed at least 3 weeks in advance. Appendix 1.2.

Handover of the areas currently leased by Ganymed to Biontech will also be recorded in a handover protocol. Against the background of the fact that Ganymed will concede lease areas to Unimedizin, and Unimedizin will hand the same over to Biontech immediately following this, the contract parties agree that the handover of the lease areas or facilities will take place directly from Ganymed to Biontech. Bintech [sic] will produce a handover protocol to record this together with Ganymed.

8.	The respective room books and plans for the facilities of the east wing will be handed over during said handover. Appendix 1.3.

9.	The current Appendix 5 of the lease agreement concerning open spaces is replaced with the enclosed Appendix 1.4.

Mainz, ………………………….

Landlord	Universitätsmedizin of the Johannes Gutenberg University of Mainz - Public Corporation -

[signature]
Chairman of the executive board Medical Director

[signature]
Scientific Director

[signature]
Commercial Director

Tenant	BioNTech

[signature]
Director

Approved by the owner of the plot and the building, Santo Services GmbH, Steinstrasse 72, 81667 Munich.

18.01.17 [signature]
[***]
Managing Director